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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2017

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BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-10275	75-1914582
(State of Incorporation)	(Commission File Number)	(IRS Employment Identification No.)
6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)
Registrant’s telephone number, including area code 972-980-9917
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

At its May 25, 2017 meeting, the Board of Director's of Brinker International, Inc. (the "Company") declared a quarterly dividend of $0.34 per share on the common stock of the Company. The dividend will be payable on June 29, 2017 to shareholders of record as of June 12, 2017.
Section 9 – Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press Release dated May 25, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Dated: May 25, 2017	By:	/s/ Wyman T. Roberts
Wyman T. Roberts,
President and Chief Executive Officer
(Principal Executive Officer)